Exhibit 99.1

AMEDISYS REPORTS THIRD QUARTER 2019 FINANCIAL RESULTS

AND UPDATES 2019 GUIDANCE

BATON ROUGE, Louisiana (October 29, 2019) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three and nine-month periods ended September 30, 2019.

Three Month Periods Ended September 30, 2019 and 2018

•	Net service revenue increased $77.3 million to $494.6 million compared to $417.3 million in 2018.

•	Net income attributable to Amedisys, Inc. of $34.1 million compared to $31.4 million in 2018.

•	Net income attributable to Amedisys, Inc. per diluted share of $1.03 compared to $0.96 in 2018.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $56.8 million compared to $45.3 million in 2018.

•	Adjusted net service revenue of $494.6 million compared to $417.3 million in 2018.

•	Adjusted net income attributable to Amedisys, Inc. of $37.9 million compared to $30.9 million in 2018.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.15 compared to $0.95 in 2018.

Nine Month Periods Ended September 30, 2019 and 2018

•	Net service revenue increased $226.7 million to $1,454.9 million compared to $1,228.2 million in 2018.

•	Net income attributable to Amedisys, Inc. of $99.2 million compared to $91.9 million in 2018.

•	Net income attributable to Amedisys, Inc. per diluted share of $3.01 compared to $2.71 in 2018.

Adjusted Year to Date Results*

•	Adjusted EBITDA of $173.0 million compared to $136.7 million in 2018.

•	Adjusted net service revenue of $1,460.9 million compared to $1,229.9 million in 2018.

•	Adjusted net income attributable to Amedisys, Inc. of $114.2 million compared to $92.3 million in 2018.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $3.47 compared to $2.73 in 2018.

*	See pages 11 and 12 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

Paul B. Kusserow, President and Chief Executive Officer stated, “I am very proud of our third quarter results and our continued outperformance this year. All three of our lines of business continue to grow; we have made great progress integrating the Compassionate Care acquisition; and most importantly, we are once again near the top of the industry in quality for both Home Health and Hospice. We could not achieve such results without the unwavering efforts of all of our 21,000 employees and I want to thank each of you for your continued dedication to our mission of providing clinically excellent care to all of our patients, wherever they call home.”

Updated 2019 Guidance

•	Net service revenue is anticipated to be in the range of $1.94 billion to $1.98 billion.

•	Adjusted EBITDA is anticipated to be in the range of $220 million to $223 million.

•	Adjusted diluted earnings per share is anticipated to be in the range of $4.32 to $4.39 based on an estimated 33.1 million shares outstanding.

This guidance excludes the effects of any future acquisitions, if any are made.

We urge caution in considering the current trends and 2019 guidance disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Wednesday, October 30, 2019, at 11:00 a.m. ET to discuss its third quarter results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through November 30, 2019 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13695473.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (4) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering them to manage a chronic disease; or hospice care at the end of life. More than 3,000 hospitals and 65,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With more than 21,000 employees in 470 care centers within 38 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 376,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, competition in the healthcare industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to consistently provide high-quality care, our ability to attract and retain qualified personnel, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate, manage and keep our information systems secure, our ability to realize the anticipated benefits of the acquisition of Compassionate Care Hospice (“CCH”), our ability to comply with requirements stipulated in the CCH corporate integrity agreement, and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Nick Muscato	Kendra Kimmons
	Vice President, Strategic Finance	Vice President, Marketing & Communications
	(855) 259-2046	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Three-Month Periods Ended September 30		For the Nine-Month Periods Ended September 30
	2019	2018	2019	2018
Net service revenue	$494,631	$417,335	$1,454,955	$1,228,200
Cost of service, excluding depreciation and amortization	288,708	249,739	854,734	730,612
General and administrative expenses:
Salaries and benefits	99,941	79,367	293,127	232,213
Non-cash compensation	6,298	4,842	18,451	12,653
Other	48,474	40,335	140,284	124,119
Depreciation and amortization	4,366	3,164	12,440	9,882

Operating expenses	447,787	377,447	1,319,036	1,109,479

Operating income	46,844	39,888	135,919	118,721
Other income (expense):
Interest income	15	29	59	263
Interest expense	(3,778)	(1,991)	(11,459)	(5,834)
Equity in (losses) earnings from equity method investments	(812)	1,625	4,120	6,461
Miscellaneous, net	1,975	1,822	2,404	2,782

Total other (expense) income, net	(2,600)	1,485	(4,876)	3,672

Income before income taxes	44,244	41,373	131,043	122,393
Income tax expense	(9,919)	(9,825)	(31,105)	(29,984)

Net income	34,325	31,548	99,938	92,409
Net income attributable to noncontrolling interests	(193)	(171)	(760)	(524)

Net income attributable to Amedisys, Inc.	$34,132	$31,377	$99,178	$91,885

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$1.06	$0.99	$3.09	$2.78
Weighted average shares outstanding	32,211	31,815	32,096	33,075
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$1.03	$0.96	$3.01	$2.71
Weighted average shares outstanding	33,002	32,691	32,944	33,852

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	September 30, 2019 (unaudited)	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$20,757	$20,229
Patient accounts receivable	254,703	188,972
Prepaid expenses	10,601	7,568
Other current assets	13,458	7,349

Total current assets	299,519	224,118
Property and equipment, net of accumulated depreciation of $101,446 and $95,472	29,969	29,449
Operating lease right of use assets	84,124	—
Goodwill	660,472	329,480
Intangible assets, net of accumulated amortization of $36,799 and $33,050	66,468	44,132
Deferred income taxes	17,568	35,794
Other assets	54,260	54,145

Total assets	$1,212,380	$717,118

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$35,901	$28,531
Payroll and employee benefits	115,899	92,858
Accrued expenses	127,111	99,475
Current portion of long-term obligations	8,959	1,612
Current portion of operating lease liabilities	26,783	—

Total current liabilities	314,653	222,476
Long-term obligations, less current portion	231,641	5,775
Operating lease liabilities, less current portion	56,619	—
Other long-term obligations	6,002	6,234

Total liabilities	608,915	234,485

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 36,599,273 and 36,252,280 shares issued; and 32,246,575 and 31,973,505 shares outstanding	37	36
Additional paid-in capital	634,854	603,666
Treasury stock, at cost 4,352,698 and 4,278,775 shares of common stock	(251,070)	(241,685)
Accumulated other comprehensive income	15	15
Retained earnings	218,728	119,550

Total Amedisys, Inc. stockholders’ equity	602,564	481,582
Noncontrolling interests	901	1,051

Total equity	603,465	482,633

Total liabilities and equity	$1,212,380	$717,118

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING

(Amounts in thousands, except statistical information)

(Unaudited)

	For the Three-Month Periods Ended September 30		For the Nine-Month Periods Ended September 30
	2019	2018	2019	2018
Cash Flows from Operating Activities:
Net income	$34,325	$31,548	$99,938	$92,409
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,366	3,164	12,440	9,882
Non-cash compensation	6,298	4,842	18,451	12,653
401(k) employer match	2,859	2,040	7,545	6,934
Amortization and impairment of operating lease right of use assets	9,519	—	27,014	—
Loss on disposal of property and equipment	8	88	6	738
Deferred income taxes	11,923	5,771	17,798	14,916
Equity in losses (earnings) from equity method investments	812	(1,625)	(4,120)	(6,461)
Amortization of deferred debt issuance costs/debt discount	220	203	653	596
Return on equity investment	2,885	2,169	3,727	4,373
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	(15,304)	2,562	(39,469)	6,166
Other current assets	(1,851)	11,648	(10,194)	(32)
Other assets	258	38	202	726
Accounts payable	1,330	(4,293)	(8,145)	(670)
Accrued expenses	(1,359)	10,210	27,903	14,758
Other long-term obligations	(50)	115	(231)	2,462
Operating lease liabilities	(7,916)	—	(24,116)	—
Operating lease right of use assets	(868)	—	(2,622)	—

Net cash provided by operating activities	47,455	68,480	126,780	159,450

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	74	92	287	563
Proceeds from the sale of property and equipment	12	40	158	51
Investments in equity method investees	—	(3,477)	(210)	(3,477)
Purchases of property and equipment	(3,644)	(4,073)	(6,337)	(5,684)
Acquisitions of businesses, net of cash acquired	(46)	—	(345,460)	(4,074)

Net cash used in investing activities	(3,604)	(7,418)	(351,562)	(12,621)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	2,045	140	3,388	2,749
Proceeds from issuance of stock to employee stock purchase plan	850	630	2,384	1,787
Shares withheld upon stock vesting	(4,895)	(2,589)	(9,385)	(5,421)
Noncontrolling interest distribution	(453)	(180)	(910)	(530)
Proceeds from borrowings under term loan	—	—	175,000	—
Proceeds from borrowings under revolving line of credit	8,000	—	192,500	127,500
Repayments of borrowings under revolving line of credit	(41,000)	(70,000)	(133,000)	(70,000)
Principal payments of long-term obligations	(1,543)	(596)	(3,820)	(91,071)
Debt issuance costs	—	—	(847)	(2,433)
Purchase of company stock	—	—	—	(181,402)
Repurchase of noncontrolling interest	—	(361)	—	(361)

Net cash (used in) provided by financing activities	(36,996)	(72,956)	225,310	(219,182)

Net increase (decrease) in cash and cash equivalents	6,855	(11,894)	528	(72,353)
Cash and cash equivalents at beginning of period	13,902	25,904	20,229	86,363

Cash and cash equivalents at end of period	$20,757	$14,010	$20,757	$14,010

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$3,569	$909	$7,756	$2,989

Cash paid for income taxes, net of refunds received	$9,807	$4,868	$17,656	$11,017

Days revenue outstanding (1)	44.5	40.6	44.5	40.6

(1)

Our calculation of days revenue outstanding at September 30, 2019 and 2018 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three month periods ended September 30, 2019 and 2018, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three-Month Periods Ended September 30,
	2019	2018
Financial Information (in millions):
Medicare	$211.5	$208.0
Non-Medicare	100.0	86.9

Net service revenue	311.5	294.9
Cost of service	188.9	181.8

Gross margin	122.6	113.1
Other operating expenses	76.5	69.6

Operating income	$46.1	$43.5
Same Store Growth (1):
Medicare revenue	2%	10%
Non-Medicare revenue	16%	20%
Total admissions	9%	4%
Total volume (2)	6%	6%
Total Episodic admissions (3)	8%	3%
Total Episodic volume (4)	5%	5%
Key Statistical Data - Total (5):
Medicare:
Admissions	48,295	46,371
Recertifications	27,662	28,551

Total volume	75,957	74,922
Completed episodes	74,355	73,114
Visits	1,281,380	1,301,090
Average revenue per completed episode (6)	$2,909	$2,855
Visits per completed episode (7)	17.1	17.6
Non-Medicare:
Admissions	33,642	29,325
Recertifications	15,678	14,539

Total volume	49,320	43,864
Visits	775,804	698,181
Total (5):
Visiting Clinician Cost per Visit	$83.68	$82.78
Clinical Manager Cost per Visit	8.09	8.18

Total Cost per Visit	$91.77	$90.96
Visits	2,057,184	1,999,271

	For the Nine-Month Periods Ended September 30,
	2019	2018
Financial Information (in millions):
Medicare	$644.0	$619.3
Non-Medicare	296.2	251.2

Net service revenue	940.2	870.5
Cost of service	562.4	532.7

Gross margin	377.8	337.8
Other operating expenses	224.0	207.6

Operating income	$153.8	$130.2

Same Store Growth (1):
Medicare revenue	4%	7%
Non-Medicare revenue	18%	18%
Total admissions	7%	4%
Total volume (2)	6%	7%
Total Episodic admissions (3)	6%	3%
Total Episodic volume (4)	4%	6%
Key Statistical Data - Total (5):
Medicare:
Admissions	147,485	142,884
Recertifications	82,551	84,218

Total volume	230,036	227,102
Completed episodes	224,635	220,726
Visits	3,935,182	3,933,290
Average revenue per completed episode (6)	$2,922	$2,841
Visits per completed episode (7)	17.4	17.5
Non-Medicare:
Admissions	100,184	88,485
Recertifications	45,945	40,862

Total volume	146,129	129,347
Visits	2,303,576	2,049,662
Total (5):
Visiting Clinician Cost per Visit	$82.23	$81.06
Clinical Manager Cost per Visit	7.91	7.98

Total Cost per Visit	$90.14	$89.04
Visits	6,238,758	5,982,952

(1)

Same store information represents the percent change in our Medicare, Non-Medicare, Total and Episodic revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare, Total and Episodic revenue, admissions or volume of the prior period. Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total volume includes all admissions and recertifications.
(3)	Total Episodic admissions includes admissions for Medicare and Non-Medicare payors that bill on a 60-day episode of care basis.
(4)	Total Episodic volume includes admissions and recertifications for Medicare and Non-Medicare payors that bill on a 60-day episode of care basis.
(5)	Total includes acquisitions and denovos.
(6)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.
(7)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three-Month Periods Ended September 30,
	2019	2018
Financial Information (in millions):
Medicare	$153.5	$98.0
Non-Medicare	8.9	5.4

Net service revenue	162.4	103.4
Cost of service	84.5	53.4

Gross margin	77.9	50.0
Other operating expenses	36.2	21.7

Operating income	$41.7	$28.3

Same Store Growth (1):
Medicare revenue	10%	7%
Hospice admissions	4%	8%
Average daily census	5%	11%
Key Statistical Data - Total (2):
Hospice admissions	9,914	6,765
Average daily census	11,565	7,768
Revenue per day, net	$152.67	$144.71
Cost of service per day	$79.51	$74.72
Average discharge length of stay	98	101

	For the Nine-Month Periods Ended September 30,
	2019	2018
Financial Information (in millions):
Medicare	$430.0	$286.7
Non-Medicare	22.6	15.4

Net service revenue	452.6	302.1
Cost of service	245.9	155.2

Gross margin	206.7	146.9
Other operating expenses	100.9	62.5

Operating income	$105.8	$84.4

Same Store Growth (1):
Medicare revenue	6%	11%
Hospice admissions	5%	7%
Average daily census	6%	12%
Key Statistical Data - Total (2):
Hospice admissions	30,055	20,444
Average daily census	10,997	7,514
Revenue per day, net	$150.77	$147.28
Cost of service per day	$81.92	$75.65
Average discharge length of stay	98	98

(1)

Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total includes acquisitions and denovos.

Segment Information - Personal Care

	For the Three-Month Periods Ended September 30,
	2019	2018
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	20.7	19.0

Net service revenue	20.7	19.0
Cost of service	15.3	14.5

Gross margin	5.4	4.5
Other operating expenses	3.1	3.1

Operating income	$2.3	$1.4

Key Statistical Data - Total (1):
Billable hours	824,251	810,427
Clients served	12,687	12,380
Shifts	370,451	357,382
Revenue per hour	$25.12	$23.40
Revenue per shift	$55.90	$53.06
Hours per shift	2.2	2.3

	For the Nine-Month Periods Ended September 30,
	2019	2018
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	62.1	55.6

Net service revenue	62.1	55.6
Cost of service	46.4	42.7

Gross margin	15.7	12.9
Other operating expenses	9.5	9.7

Operating income	$6.2	$3.2

Key Statistical Data - Total (1):
Billable hours	2,506,113	2,357,608
Clients served	16,134	15,731
Shifts	1,128,920	1,062,422
Revenue per hour	$24.77	$23.57
Revenue per shift	$55.00	$52.30
Hours per shift	2.2	2.2

(1)	Total includes acquisitions.

Segment Information - Corporate

	For the Three-Month Periods Ended September 30,
	2019	2018
Financial Information (in millions):
Other operating expenses	$40.4	$31.3
Depreciation and amortization	2.9	2.0

Total operating expenses	$43.3	$33.3

	For the Nine-Month Periods Ended September 30,
	2019	2018
Financial Information (in millions):
Other operating expenses	$122.0	$92.6
Depreciation and amortization	7.9	6.5

Total operating expenses	$129.9	$99.1

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”):

	For the Three- Month Period Ended September 30,		For the Nine- Month Period Ended September 30,
	2019	2018	2019	2018
Net income attributable to Amedisys, Inc.	$34,132	$31,377	$99,178	$91,885
Add:
Income tax expense	9,919	9,825	31,105	29,984
Interest expense, net	3,763	1,962	11,400	5,571
Depreciation and amortization	4,366	3,164	12,440	9,882
Certain items (1)	5,088	(609)	20,259	615
Interest component of certain items (1)	(451)	(451)	(1,338)	(1,280)

Adjusted EBITDA (2) (6)	$56,817	$45,268	$173,044	$136,657

Adjusted Net Service Revenue Reconciliation:

	For the Three- Month Period Ended September 30,		For the Nine- Month Period Ended September 30,
	2019	2018	2019	2018
Net service revenue	$494,631	$417,335	$1,454,955	$1,228,200
Add:
Certain items (1)	—	—	5,993	1,687

Adjusted net service revenue (3) (6)	$494,631	$417,335	$1,460,948	$1,229,887

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three- Month Period Ended September 30,		For the Nine- Month Period Ended September 30,
	2019	2018	2019	2018
Net income attributable to Amedisys, Inc.	$34,132	$31,377	$99,178	$91,885
Add:
Certain items (1)	3,765	(450)	14,992	455

Adjusted net income attributable to Amedisys, Inc. (4) (6)	$37,897	$30,927	$114,170	$92,340

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share:

	For the Three- Month Period Ended September 30,		For the Nine- Month Period Ended September 30,
	2019	2018	2019	2018
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$1.03	$0.96	$3.01	$2.71
Add:
Certain items (1)	0.11	(0.01)	0.46	0.01

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (5) (6)	$1.15	$0.95	$3.47	$2.73

(1)	The following details the certain items for the three and nine-month periods ended September 30, 2019 and 2018:

Certain Items:

	For the Three-Month Period Ended September 30, 2019	For the Nine-Month Period Ended September 30, 2019
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$—	$6,541
Planned closures (7)	—	(548)
Certain Items Impacting Cost of Service:
Planned closures (7)	15	1,172
Certain Items Impacting Operating Expenses:
Planned closures (7)	28	185
Acquisition and integration costs	4,141	14,393
Legal fees - non-routine	397	373
Certain Items Impacting Total Other Income (Expense):
Legal settlements	(1,437)	(1,437)
Miscellaneous, other (income) expense, net	1,944	(420)

Total	$5,088	$20,259

Net of tax	$3,765	$14,992

Diluted EPS	$0.11	$0.46

	For the Three-Month Period Ended September 30, 2018	For the Nine-Month Period Ended September 30, 2018
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Florida self-audit (pre-acquisition)	$—	$1,687
Certain Items Impacting Operating Expenses:
Acquisition costs	857	1,732
Legal fees - non-routine	304	1,409
Certain Items Impacting Total Other Income (Expense):
Legal settlements	(1,437)	(1,437)
Miscellaneous, other (income) expense, net	(333)	(2,776)

Total	$(609)	$615

Net of tax	$(450)	$455

Diluted EPS	$(0.01)	$0.01

(2)

Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.

(3)	Adjusted net service revenue is defined as net service revenue plus certain items as described in footnote 1.
(4)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(5)

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.

(6)

Adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.

(7)	Planned closures consist of in-patient units acquired from Compassionate Care Hospice whose operations ceased in April 2019.